AGREEMENT,  dated as of June 10, 1997,  by and between  AMNEX,  INC., a New
York corporation (the "Company"), and the person or entity whose name appears on the signature page hereto (the "Holder"). -------------------

     WHEREAS, Logitech Corp. ("Logitech") is the holder of a certain promissory note of the Company, dated May 1, 1995, in the principal amount of three hundred twenty-five thousand dollars ($325,000) (the "Logitech Note").

     WHEREAS, the principal amount of the Logitech Note, together with accrued and unpaid interest thereon, was due and payable on May 1, 1997.

     WHEREAS, the Logitech Note provides for the payment of interest on the principal amount thereof at the rate of eight percent (8%) per annum.

     WHEREAS, no interest has been paid on the principal amount of the Logitech Note.

     WHEREAS, certain persons and entities (collectively, the "1995 Noteholders") are holders of certain promissory notes, dated October 4, 1995, in the aggregate principal amount of one million four hundred thousand dollars ($1,400,000) as set forth on Schedule A attached hereto (the "1995 Notes").

     WHEREAS, the 1995 Notes provide for the payment of interest on the principal amount thereof at the rate of ten percent (10%) per annum.

     WHEREAS, the principal amounts of the 1995 Notes, together with all accrued and unpaid interest thereon, are due and payable on October 4, 1999.

     WHEREAS, the Company has the right to prepay the principal amounts of the 1995 Notes, in whole or in part, at any time without premium or penalty.

     WHEREAS, there are currently outstanding seventy-two thousand four hundred fifty (72,450) Series B Preferred Shares of the Company (the "Series B Preferred Shares"), one million four hundred thirteen thousand three hundred thirty-seven (1,413,337) Series D Preferred Shares of the Company (the "Series D Preferred Shares"), one million thirty-five thousand (1,035,000) Series E Preferred Shares of the Company (the "Series E Preferred Shares") and four hundred fifteen thousand two hundred fifty (415,250) Series F Preferred Shares of the Company (the "Series F Preferred Shares" and collectively with the Series B Preferred Shares, the Series D Preferred Shares and the Series E Preferred Shares, the "Preferred Shares").

     WHEREAS, each Series B Preferred Share is convertible into ten (10) Common Shares of the Company ("Common Shares").

     WHEREAS, the holders of the Series B Preferred Shares (the "Series B Holders") and the number of Series B Preferred Shares held by them are set forth on Schedule B attached hereto.

     WHEREAS, the Series B Holders are entitled to cumulative dividends at the rate of forty cents ($.40) per share per annum.

     WHEREAS, dividends with respect to the Series B Preferred Shares have been paid through June 30, 1994.

     WHEREAS, the holders of the Series D Preferred Shares (the "Series D Holders") and the number of Series D Preferred Shares held by them are set forth on Schedule C attached hereto.

     WHEREAS, the Series D Holders are entitled to cumulative dividends at the rate of twenty-five cents ($.25) per share per annum.

     WHEREAS, no dividends have been paid with respect to the Series D Preferred Shares.

     WHEREAS, in the event of a liquidation of the Company, the Series D Holders would be entitled to receive two dollars fifty cents ($2.50) per share and all accrued and unpaid dividends thereon (the "Series D Liquidation Value").

     WHEREAS, the holders of the Series E Preferred Shares (the "Series E Holders") and the number of Series E Preferred Shares held by them are set forth on Schedule D attached hereto.

     WHEREAS, the Series E Holders are entitled to cumulative dividends at the rate of twenty-two and one-half cents ($.225) per share per annum.

     WHEREAS, no dividends have been paid with respect to the Series E Preferred Shares.

     WHEREAS, in the event of a liquidation of the Company, the Series E Holders would be entitled to receive two dollars eighty-one and one-quarter cents ($2.8125) per share and all accrued and unpaid dividends thereon (the "Series E Liquidation Value").

     WHEREAS, the holders of the Series F Preferred Shares (the "Series F Holders" and collectively with the Series B Holders, the Series D Holders and the Series E Holders, the "Preferred Holders") and the number of Series F Preferred Shares held by them are set forth on Schedule E attached hereto.

     WHEREAS, the Series F Holders are not entitled to any preferential dividends.

     WHEREAS, in the event of a liquidation of the Company, the Series F Holders would be entitled to receive five dollars ($5.00) per share (the "Series F Liquidation Value" and collectively with the Series D Liquidation Value and Series E Liquidation Value, the "Liquidation Value").

     WHEREAS, the Holder is Logitech and/or a Preferred Holder.

     WHEREAS, upon the terms and subject to the conditions hereof, the Holder (if a Series B Holder) has agreed to convert its Series B Preferred Shares into Common Shares.

     WHEREAS, upon the terms and subject to the conditions hereof, the Company has agreed to repurchase from the Holder (other than the Series B Holders), and the Holder (other than the Series B Holders) has agreed to sell to the Company, the Logitech Note and/or the Holder's Preferred Shares, as the case may be.

     WHEREAS, upon the terms and subject to the conditions hereof, the Company has agreed to prepay the outstanding principal amounts of, and all accrued and unpaid interest due under, the 1995 Notes.

     WHEREAS, prior hereto, Spring Technology Corp. ("Spring") elected to convert $96,000 principal amount of a certain $450,000 principal amount promissory note of the Company dated March 8, 1993 (the "Spring Note"), together with accrued interest thereon, into Common Shares in accordance with the provisions of the Spring Note.

     WHEREAS, concurrently herewith, Spring and Cofinvest 97 Ltd. ("Cofinvest") are entering into a Note Purchase Agreement of even date (the "Note Purchase Agreement") with, among others, Francesco Galesi ("Galesi") pursuant to which, among other matters, Spring and Cofinvest are agreeing to sell to Galesi or his designee, upon the terms and subject to the conditions thereof, the unconverted portion of the Spring Note and a certain promissory note of the Company dated July 13, 1993 in the principal amount of $50,000, respectively (collectively, the "1993 Notes").

     WHEREAS, concurrently herewith, the Company and Galesi are entering into an agreement of even date (the "Conversion Agreement") pursuant to which, among other matters, Galesi is agreeing to convert or cause the conversion of the principal amounts of, and accrued interest on, the 1993 Notes into Common Shares in accordance with the provisions of the 1993 Notes and the Conversion Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto have agreed, and do hereby agree, as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that each of the above recitals is true and that each has relied upon the accuracy thereof in entering into this Agreement.

2. Conversion of Series B Preferred Shares; Sale of Logitech Note and Preferred Shares; Escrow Agreement; Prepayment of 1995 Notes.

          2.1 Conversion of Series B Preferred Shares. In the event the Holder is a Series B Holder, upon the terms and subject to the conditions hereinafter set forth, effective at the Closing (as hereinafter defined), the Holder elects and agrees to convert all of its Series B Preferred Shares into Common Shares (the "Series B Underlying Shares").

          2.2 Sale of Logitech Note. In the event the Holder is Logitech, upon the terms and subject to the conditions hereinafter set forth, at the Closing, the Holder agrees to sell, transfer and deliver to the Company, and the Company agrees to repurchase from the Holder, the Logitech Note, free and clear of all liens, security interests, pledges, claims, charges and encumbrances thereon (collectively, "Encumbrances"), at a purchase price (the "Note Purchase Price") equal to the principal amount thereof together with accrued and unpaid interest thereon through the day immediately preceding the Closing.

          2.3 Sale of Preferred Shares. (a) In the event the Holder is a Preferred Holder (other than a Series B Holder), upon the terms and subject to the conditions hereinafter set forth, at the Closing, the Holder agrees to sell, transfer and deliver to the Company, and the Company agrees to repurchase from the Holder, the Holder's Preferred Shares, free and clear of all Encumbrances, at a purchase price (the "Preferred Purchase Price" and collectively with the Note Purchase Price, the "Purchase Price") equal to the Liquidation Value thereof.

          2.4 Escrow Agreement. Simultaneously herewith, if the Holder is Logitech, the Company, the Holder and Certilman Balin Adler & Hyman, LLP (the "Escrow Agent") are entering into an Escrow Agreement pursuant to which the original Logitech Note and an Assignment of Note are being delivered to the Escrow Agent, to be held pursuant to the terms and conditions of the Escrow Agreement.

          2.5 Prepayment of 1995 Notes. Promptly following the Closing, the Company agrees to send to the 1995 Noteholders a notice in the form of Exhibit A hereto (the "Redemption Notice") to the effect that it will redeem and prepay the outstanding principal amounts of, and all accrued and unpaid interest under, the respective 1995 Notes for an aggregate consideration to all of the 1995 Noteholders of one million four hundred seventy thousand dollars ($1,470,000) plus the aggregate amount to all of the 1995 Noteholders of three hundred eighty three dollars and fifty-six cents ($383.56) per day from July 1, 1997 to the date of redemption, and the Company shall redeem and prepay the 1995 Notes in accordance with the provisions of the Redemption Notice.

3. Representations and Warranties of the Holder. As a material inducement to the Company's entering into this Agreement, the Holder hereby represents and warrants to the Company as follows:

          3.1 Valid Existence; Authority; Binding Nature. The Holder, if other than a natural person, is validly existing and in good standing under the laws of the jurisdiction of its formation. The Holder has the power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Holder and the performance by the Holder of its obligations hereunder have been duly authorized by the Board of Directors or other governing body, if any, of the Holder and, if required, its respective shareholders in conformity with applicable law. No other corporate or other proceeding on the part of the Holder is necessary to authorize the execution or delivery of this Agreement or the performance by the Holder of its obligations hereunder. This Agreement is the valid and binding obligation of the Holder and is enforceable against it in accordance with the terms hereof. Each person executing this Agreement on behalf of the Holder has been duly authorized to execute and deliver this Agreement on the Holder's behalf.

          3.2 Consent. Neither the execution and delivery of this Agreement by the Holder, nor the performance by the Holder of its obligations hereunder, requires the consent or approval of any third party or any foreign governmental body or other foreign regulatory or administrative authority, agency, bureau or commission (collectively, "Foreign Governmental Body").

          3.3 No Breach. Neither the execution and delivery of this Agreement by the Holder, nor the performance by the Holder of its obligations hereunder,
     (i) violates, conflicts with or results in a breach of any provision of the Certificate of Incorporation or By-Laws or other charter or organizational document, if any, of the Holder; (ii) violates, breaches or is in conflict with, or constitutes a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement or other obligation to which the Holder is a party or by which it is otherwise bound; or (iii) violates any order, writ, injunction, decree or judgment, or any law, statute, rule or regulation of any Foreign Governmental Body applicable to the Holder.

          3.4 Litigation. There is no litigation or governmental proceeding pending against the Holder or, to the knowledge of the Holder, pending against any other person or entity or threatened, that seeks to restrain, invalidate, prevent, or otherwise impede, or to obtain damages in respect of, the carrying out by the Holder of the transactions contemplated hereby.

          3.5 Title. The Holder owns the Logitech Note and/or its Preferred Shares free and clear of any and all Encumbrances; the Holder has good and marketable title to the Logitech Note and/or its Preferred Shares and has the absolute and unqualified right to sell, transfer and deliver the Logitech Note and/or its Preferred Shares to the Company; and the delivery of the Logitech Note and/or its Preferred Shares to the Company pursuant to the provisions hereof will transfer valid title thereto, free and clear of all Encumbrances.

          3.6 Receipt of SEC Reports. The Holder acknowledges receipt of, and has reviewed, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (including an accompanying letter to shareholders sent in connection with the Company's Annual Meeting of Shareholders held on May 14, 1997 (the "Meeting")), Quarterly Report on Form 10-Q for the period ended March 31, 1997, Current Reports on Form 8-K for events dated June 28,

     1996, as amended, May 3, 1997 and May 28, 1997 and Proxy Statement dated May 3, 1997 with regard to the Meeting (the "Proxy Statement") and has been afforded the opportunity to obtain such other information with respect to the Company as the Holder determined was necessary in order to evaluate the merits and risks of the sale of the Logitech Note and/or its Preferred Shares to the Company on the terms and conditions hereof. The Holder also acknowledges that, concurrently with its receipt of the initial draft of this Agreement, it received a copy of the Company's preliminary Proxy Statement with regard to the Meeting (as filed with the Securities and Exchange Commission (the "SEC") on April 23, 1997).

          3.7 Negotiation of Terms; Powers of Representative. The purchase price for the Logitech Note and/or Preferred Shares and the other terms and conditions set forth herein were determined by negotiation between the Company and Friedli Corporate Finance AG (the "Representative"), which the Holder represents, warrants, acknowledges and agrees acted as representative on behalf of the Holder in such regard. The Holder acknowledges and agrees further that, pursuant to the terms of this Agreement, the Representative has the right and power, and the Holder hereby confirms that the Representative shall have the right and power, to, among other things, receive, on behalf of the Holder, the Purchase Price for the Logitech Note and/or its Preferred Shares, the Underlying Series B Shares and the Series B Dividend (as hereinafter defined), and/or designate the account(s) to which the Purchase Price and/or Series B Dividend is to be sent (which account may or may not be in the name of or for the benefit of the Holder), and/or designate the name(s) in which the Series B Underlying Shares are to be registered (which may or may not be the names of the Series B Holders) and/or the address to which the Purchase Price, Series B Dividend and/or Series B Underlying Shares are to be delivered.

          3.8 Opportunity to Evaluate Terms. The Holder was given ample and adequate opportunity to evaluate the terms and conditions of this Agreement and was not given any deadline or subjected to other pressure to execute and deliver this Agreement.

          3.9 Status of Holders. The Holder is an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act")), is not a "U.S. person" (as such term is defined in Rule 902 promulgated under the Securities Act) and, either alone or with the Representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the sale of the Logitech Note and/or its Preferred Shares to the Company on the terms and conditions hereof.

          3.10 Ownership of Securities. Except for the Logitech Note and/or the Preferred Shares and except as set forth on Schedule 3.10 attached hereto, the Holder does not own, beneficially or of record, any Common Shares or Preferred Shares, any rights, options or warrants for the purchase of Common Shares or Preferred Shares or any securities or instruments that are convertible into or exchangeable for Common Shares or Preferred Shares.

4. Representations and Warranties of the Company. As a material inducement to the Holder's entering into this Agreement, the Company hereby represents and warrants to the Holder as follows:

          4.1 Valid Existence; Authority; Binding Nature. The Company is validly existing and in good standing under the laws of the state of New York. The Company has the power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company in conformity with applicable law. No other corporate proceeding on the part of the Company, including, without limitation, shareholder approval, is necessary to authorize the execution or delivery of this Agreement or the performance by the Company of its obligations hereunder. This Agreement is the valid and binding obligation of the Company and is enforceable against it in accordance with the terms hereof. The person executing this Agreement on behalf of the Company has been duly authorized to execute and deliver this Agreement on its behalf.

          4.2 Consents. Neither the execution and delivery of this Agreement by the Company, nor the performance by the Company of its obligations hereunder, requires the consent or approval of any third party or any United States governmental body or other United States regulatory or administrative authority, agency, bureau or commission ("Domestic Governmental Body"), except that the foregoing representation and warranty with regard to the requirement of any consent or approval of the SEC is subject to the accuracy of the Holder's representations and warranties in Sections 3.6 through 3.9 hereof.

          4.3 No Breach. Neither the execution and delivery of this Agreement by the Company, nor the performance by the Company of its obligations hereunder, (i) violates, conflicts with or results in a breach of any provision of the Certificate of Incorporation or By-Laws of the Company;
     (ii) violates, breaches or is in conflict with, or constitutes a default (or an event which, with notice of lapse of time or both, would constitute a default) under any agreement or other obligation to which the Company is a party or by which the Company is otherwise bound; or (iii) violates any order, writ, injunction, decree or judgment, or any law, statute, rule or regulation of any Domestic Governmental Body applicable to the Company, except that the foregoing representation and warranty with regard to any law, statute, rule or regulation, as it applies to the SEC or any securities laws, statutes, rules or regulations, is subject to the accuracy of the Holder's representations in Sections 3.6 through 3.9 hereof.

          4.4 Litigation. There is no litigation or governmental proceeding pending against the Company or, to the knowledge of the Company, pending against any other person or entity or threatened, that seeks to restrain, invalidate, prevent, or otherwise impede, or to obtain damages in respect of, the carrying out by the Company of the transactions contemplated hereby.

5.   Covenants; Lock-Up.

          5.1 Holder Covenants. (a) The Holder hereby covenants that, from and after the date hereof and until the Closing or earlier termination of this
     Agreement:

               (i) The Holder will not exercise its right to convert the Logitech Note and/or any of its Preferred Shares (other than the Series B Preferred Shares as set forth herein) into Common Shares.

               (ii) The Holder will not sell, transfer or otherwise dispose of, or enter into or conduct negotiations, or enter into any agreement or understanding, for the sale, transfer or disposition of, the Logitech Note and/or any of its Preferred Shares.

               (iii) The Holder will use its best efforts to ensure that all of its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time.

          (b) In the event the Holder is Spring, Cofinvest, Logitech, Eagle Growth Ltd. or Joyce Ltd., each a Preferred Holder, or Pine Inc., concurrently with the execution of this Agreement, the Holder is executing and delivering to the Company a letter in the form of Exhibit B hereto addressed to the representative of the initial purchasers in the Offering (as hereinafter defined).

          (c) In the event the Holder is Spring or is otherwise a Series B Holder, concurrently with the execution of this Agreement, the Holder is executing and delivering to the Company a letter in the form of Exhibit C hereto addressed to the representative of the initial purchasers in the Offering.

          5.2 Company Covenants. The Company hereby covenants that, from and after the date hereof and until the Closing or earlier termination of this Agreement, it will use its best efforts to ensure that all of its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time.

6. Conditions Precedent to the Obligation of the Company to Close. The obligation of the Company to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date (as hereinafter defined) of each of the following conditions, any one or more of which may be waived by the Company:

          6.1 Representations and Warranties. All representations and warranties of the Holder contained in this Agreement shall be true in all material respects as of the Closing Date, as if made at the Closing and as of the Closing Date.

          6.2 Covenants. The Holder shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

          6.3 Certificates. The Company shall have received a certificate, dated the Closing Date, signed by or on behalf of the Holder by a duly authorized officer or other duly authorized representative thereof, as to the satisfaction of the conditions set forth in Sections 6.1 and 6.2.

          6.4 No Actions. No action, suit, proceeding or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or shall have been threatened and be unresolved, to restrain, invalidate, prevent, or otherwise impede, or to obtain damages in respect of, the carrying out by the Company of its obligations hereunder.

          6.5 Consummation of Offering. The Company shall have consummated the convertible debt offering described in the Proxy Statement or other similar equity or convertible debt offering (in either case, the "Offering") and, in either case, shall have received gross proceeds of at least fifty million dollars ($50,000,000) therefrom.

          6.6 Delivery of Logitech Note and/or Preferred Shares. The Escrow Agent shall have delivered to the Company the Logitech Note and/or the Holder shall have delivered to the Company its Preferred Shares in conformity with the provisions of Section 8.2 hereof.

          6.7 Agreements with Logitech and Other Preferred Holders. The Company shall have entered into agreements, in or substantially in the form of this Agreement, with Logitech and all of the other Preferred Holders and the Company's obligations to repurchase the Logitech Note and/or Preferred Shares pursuant to such other agreements shall have been fulfilled or waived by the Company.

          6.8 Note Purchase Agreement; Conversion Agreement. Simultaneously with the Closing, the Note Purchase Agreement and the Conversion Agreement shall have been consummated in accordance with the provisions thereof.

7. Conditions Precedent to the Obligation of the Holder to Close. The obligation of the Holder to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived by the
     Holder:

          7.1 Representations and Warranties. All representations and warranties of the Company contained in this Agreement shall be true in all material respects as of the Closing Date, as if made at the Closing and as of the Closing Date.

          7.2 Covenants. The Company shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7.3 Certificate. The Representative, on behalf of the Holder, shall have received a certificate, dated the Closing Date, signed on behalf of the Company by a duly authorized officer thereof, as to the satisfaction of the conditions set forth in Sections 7.1 and 7.2.

          7.4 No Action. No action, suit, proceeding or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or shall have been threatened and be unresolved, to restrain, invalidate, prevent or otherwise impede, or to obtain damages in respect of, the carrying out by the Holder of its obligations hereunder.

          7.5 Tender of Purchase Price. The Company shall have tendered to the Representative, on behalf of the Holder (other than a Series B Holder), the Purchase Price for the Logitech Note and/or the Holder's Preferred Shares, as the case may be, in accordance with the provisions of Sections 3.7 and
     8.3 hereof.

          7.6 Series B Dividends; Stock Certificate. If the Holder is a Series B Holder, the Company shall have declared and tendered to the Representative, on behalf of the Holder, in accordance with the provisions of Sections 3.7 and 8.3 hereof, a dividend on the Series B Preferred Shares covering the period ending immediately preceding the Closing Date (the "Series B Dividend") and shall have tendered to the Representative, on behalf of the Holder, in accordance with the provisions of Sections 3.7 and 8.3 hereof, a certificate representing the Series B Underlying Shares (which certificate shall contain a legend to reflect the lock-up provided for in Section 5.1(c) hereof).

8.   Closing.

          8.1 Location Time and Date. Subject to the satisfaction or waiver of the conditions to Closing set forth in Sections 6 and 7 hereof, the sale and repurchase of the Logitech Note and/or Preferred Shares contemplated by this Agreement shall be consummated at a closing (the "Closing") to be held at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York at 10:00 a.m. on the business day immediately following the closing of the Offering or at such other time and place as may be mutually agreed to by the Company and the Representative (the "Closing Date").

          8.2 Items to be Delivered by the Holder. At the Closing, the Holder will deliver or cause to be delivered to the Company the following documents, or, pursuant to the terms of the Escrow Agreement, the following documents will be delivered to the Company:

               (a) the original Logitech Note and the Assignment of Note; and/or

               (b) for Holders other than Series B Holders, the Holder's certificate(s) representing its Preferred Shares, duly endorsed in blank, or accompanied by a stock power duly executed in blank, in either case with (i) signature(s) guaranteed and notarized and accompanied by such other evidence as is acceptable to the Company as to the identity of the Holder or the authority of the person(s) signing on behalf of the Holder and (ii) all necessary transfer tax stamps affixed and cancelled; and/or

               (c)  for   Series  B   Holders,   the   Holder's   certificate(s)
          representing  its Preferred  Shares.

          8.3 Items to be Delivered by the Company. At the Closing, the Company will deliver or cause to be delivered to the Representative, on behalf of the Holder, in accordance with the provisions of Section 3.7 hereof, the following:

               (a) the Purchase Price and/or Series B Dividend by bank or certified check payable to the order of the Holder, or by wire transfer to an account or accounts designated by the Representative, in either case in immediately available funds; and/or

               (b) a certificate representing the Series B Underlying Shares.

9. Survival of Representations. The parties hereby agree that their respective representations and warranties shall survive the Closing.

10. Termination. This Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing Date:

          (a) by mutual consent of the Company and the Holder;

          (b) by the Company if any of the conditions set forth in Section 6 hereof shall not have been fulfilled on or prior to July 31, 1997 (the "Outside Date"), or shall become incapable of fulfillment, and shall not have been waived by the Company; or

          (c) by the Holder if any of the conditions set forth in Section 7 hereof shall not have been fulfilled on or prior to the Outside Date (except that the Company shall have the right to extend the Outside Date to a date no later than September 30, 1997 upon written notice to the Holder) or shall have become incapable of fulfillment, and shall not have been waived by the Holder.

          In the event that this Agreement is terminated as provided for above, this Agreement shall be of no further force and effect and no party shall have any liability or obligation hereunder, except for any breach of this Agreement that has occurred prior to the termination thereof.

11. Notices. Except as otherwise expressly provided for hereunder, any communication or notice given hereunder shall be, and shall be deemed to be given when, delivered by hand, or sent by certified or registered mail, return receipt requested and postage being prepaid, overnight mail or courier, or telecopier as follows:

                           If to the Company:

                           101 Park Avenue
                           Suite 2507
                           New York, New York 10178
                           Attn:  Chief Executive Officer
                           Telecopier Number:  (212) 867-0166

                           With copies to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, New York  11554
                           Attn:  Fred S. Skolnik, Esq.
                           Telecopier Number:  (516) 296-7111

                           and

                           Amy S. Gross, Esq.
                           American Network Exchange, Inc.
                           100 West Lucerne Circle
                           Suite 600
                           Orlando, Florida  32801
                           Telecopier Number:  (407) 481-2560

                           If to the Holder:

                           c/o Friedli Corporate Finance AG
                           Freigutstrasse 5, 8002
                           Zurich, Switzerland
                           Attn: Christa Wagner
                           Telecopier Number:  011 411 283 2901

     or at such other address as any party may specify by notice given to the other parties hereto in accordance with the provisions hereof.

12. Further Assurances. Each of the parties hereto will execute and deliver any and all further documents as are reasonably necessary to carry out the provisions hereof.

13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to agreements performed wholly within such state.

14. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with regard to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, relating to the subject matter hereof. This Agreement may be modified only by a written agreement between the Company and the Holder.

15. Waiver of Breach; Partial Invalidity. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. If any provision, or part thereof, of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction is authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

16. Binding Nature. This Agreement shall be binding upon the successors, assigns and legal representatives of the parties hereto.

17. Headings. The paragraph headings of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

18. Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute one agreement. This Agreement shall be effective against the Holder in accordance with the terms and conditions hereof upon its execution and delivery hereof (regardless of whether Logitech and/or any other Preferred Holder shall execute and deliver an agreement in the form executed by the Holder or otherwise).

19. Facsimile Signatures. Signatures transmitted by facsimile transmission shall be deemed original signatures.

20. Third Party Beneficiary. This Agreement is for the sole benefit of the parties hereto. No third party shall have any beneficial interest herein, directly or indirectly, nor may any third party rely on the terms, provisions, or conditions of this Agreement.

21.  Materiality.   All   promises,   covenants,   agreements,   understandings,
     acknowledgments, representations, and warranties made in this Agreement shall be deemed material and relied on by each party to this Agreement.

22. Remedies Cumulative. Each right, power, and remedy provided for herein or now or hereafter existing at law or in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power, and remedy provided for herein or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or the beginning of the exercise by any party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers and remedies.

23.  Specific Performance; Jurisdiction.

          23.1 Specific Performance. The parties hereby acknowledge and agree that the failure of either party to this Agreement to perform the provisions hereof in accordance with their specific terms or other breach of such provisions will cause irreparable injury to the other party to this Agreement for which damages, even if available, will not be an adequate remedy. Accordingly, the parties hereby consent to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of any party's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

          23.2 Jurisdiction. Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement, the matters referred to herein or the transactions contemplated hereby. Each party also hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, the matters referred to herein or the transactions contemplated hereby in the courts of the State of New York or of the United States of America located in the State of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

24.  Confidentiality.

          (a) Except as otherwise required by applicable law based upon a written opinion of counsel to the disclosing party reasonably satisfactory to the party affected by the disclosure and as otherwise hereinafter provided, each party shall use Confidential Information (as hereinafter defined) only in connection with the performance of its obligations under this Agreement, shall not otherwise use Confidential Information to its own advantage, shall not use Confidential Information in competition with or to the detriment of the other party, shall hold and treat all Confidential Information in confidence and shall not disclose or offer to disclose any Confidential Information to any person or entity not a party to this Agreement, except that the Holder may disclose Confidential Information to a particular banking institution for whose benefit the Holder is holding the Notes and/or Preferred Shares (an "Institution") or to others for whom the Institutions hold the Notes and/or Preferred Shares (an "Ultimate Beneficial Owner"), provided that, prior to such disclosure, such Institution and/or Ultimate Beneficial Owner shall have executed and delivered to the Company a writing, in form and substance reasonably acceptable to the Company, in which it agrees to be bound by the provisions hereof. The term "Confidential Information", as used in this section, means all confidential or proprietary information and trade secrets of or relating to any other party, an Institution or an Ultimate Beneficial Owner. Confidential Information shall not include information generally known or readily ascertainable by proper means. To the extent that

     Confidential  Information,  through  no  act or  omission  of a  party,  an
     Institution or an Ultimate Beneficial Owner, or any of its affiliates, employees or agents, becomes generally known or readily ascertainable by proper means, such information shall no longer be considered Confidential Information for purposes of this Agreement. If any party or its affiliates or agents are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena or similar process) to disclose any Confidential Information, it is agreed that such party (the "disclosing party") will cooperate with the other party (the "protected party") and provide it with prompt notice of such request(s) so that the protected party may seek an appropriate protective order and/or waive compliance by the disclosing party with the provisions of this Section 24(a). If, in the absence of a protective order or the receipt of a waiver hereunder, the disclosing party or its affiliates or agents are nonetheless, in the opinion of the disclosing party's counsel, legally required to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, it may disclose such information to such tribunal without liability hereunder.

          (b) Nothing herein shall restrict the Company from disclosing publicly this Agreement and/or the terms and conditions hereof.

25. Pronouns. Whenever the context requires, any pronoun used in this Agreement shall be deemed to cover both gender forms as well as the neuter form.

26. Counsel. The Holder acknowledges that it has been given the opportunity, and has been encouraged, to consult with counsel in connection with the negotiation, execution and delivery of this Agreement and has determined not to consult with counsel in connection therewith.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

                                       AMNEX, INC.

                                       By:
                                          Signature of Authorized Officer


                                          Name of Authorized Officer


                                          Title of Authorized Officer


(Corporate Seal)


                                       LOGITECH CORP.

                                       By:/s/ Peter Friedli
                                          Signature of Authorized Officer


                                          Name of Authorized Officer


                                          Title of Authorized Officer


(Corporate Seal)

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

                                       AMNEX, INC.

                                       By:
                                           Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)


                                       SPRING TECHNOLOGY CORP.

                                       By:/s/ Peter Friedli
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)




K:\WPDOC\CORP\AMNEX\FRIEDLI.2\AGREEMEN\AMDMAIN.8

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

                                       AMNEX, INC.

                                       By:
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)


                                       COFINVEST 97 LTD.

                                       By:
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)




K:\WPDOC\CORP\AMNEX\FRIEDLI.2\AGREEMEN\AMDMAIN.8

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

                                       AMNEX, INC.

                                       By:
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)


                                       EAGLE GROWTH LTD.

                                       By:
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)




K:\WPDOC\CORP\AMNEX\FRIEDLI.2\AGREEMEN\AMDMAIN.8

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

                                       AMNEX, INC.

                                       By:
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)


                                       JOYCE LTD.

                                       By:
                                          Signature of Authorized Officer


                                       Name of Authorized Officer


                                       Title of Authorized Officer


(Corporate Seal)




K:\WPDOC\CORP\AMNEX\FRIEDLI.2\AGREEMEN\AMDMAIN.8

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

                                  AMNEX, INC.

                                  By:
                                  Signature of Authorized Officer


                                  Name of Authorized Officer


                                  Title of Authorized Officer


(Corporate Seal)

                                  PETER FRIEDLI as representative of each of BANCA NOVARA
                                  BORDIER & CIE
                                  EXPERTA TREUHAND AG
                                  BARCLAYS BANK (SCHWEIZ) AG
                                  HANS-JUERGEN BENZE
                                  MR. BERNHEIM
                                  EXPERTA TRUSTEE CO., LTD.
                                  FINANZVERWALTUNG DES KANTONS
                                      ZURICH
                                  PETER HOERZ
                                  I.A.A.C. INTERNATIONAL AUTOMOTIVE
                                     ADVISORS CORP., PANAMA
                                  INFIDAR AG
                                  STEPHAN WULLINGER
                                  HANS TANNER
                                  GUISEPPE CASUTT

                                  /s/Peter Friedli
                                  Peter Friedli

K:\WPDOC\CORP\AMNEX\FRIEDLI.2\AGREEMEN\AMDMAIN.8